UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2018

SPDR® GOLD TRUST

SPONSORED BY WORLD GOLD TRUST SERVICES, LLC

(Exact name of registrant as specified in its charter)

New York	001-32356	81-6124035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o World Gold Trust Services, LLC

685 Third Avenue, Suite 2702

New York, New York 10017

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (212) 317-3800

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2018, World Gold Trust Services, LLC, or WGTS, appointed Laura S. Melman as the Chief Financial Officer and Treasurer of WGTS, the Sponsor of the SPDR® Gold Trust. Concurrently, Joseph R. Cavatoni resigned as the interim Chief Financial Officer and Treasurer, with immediate effect. His resignation did not arise from any disagreement on any matter relating to the operations, policies or practices of the SPDR® Gold Trust.

Laura S. Melman, age 51, has served as the Treasurer and Chief Operating Officer of WGC USA, Inc., an affiliate of the Sponsor, since January 22, 2018. Ms. Melman was previously employed by PIMCO LLC, from June 2012 until January 2018. During her tenure at PIMCO, Ms. Melman was Senior Vice President responsible for taxation, accounting and analytics for PIMCO’s funds and exchange traded funds (ETFs) worldwide. Ms. Melman’s responsibilities included complex product development, accounting, and taxation of financial instruments and investment strategies. Ms. Melman also served as an officer for PIMCO’s open-end and closed-end funds and ETFs.

Prior to PIMCO, Ms. Melman served as Executive Director and Tax Director at J.P. Morgan Asset Management, managing tax, accounting and compliance issues for J.P. Morgan’s registered and unregistered fund products from August 2006 to June 2012.

She has also served as Vice President of product development at BNY Mellon (September 2000-August 2006), where she helped to develop and launch the first exchange-traded gold trusts. Ms. Melman is listed as co-inventor of the business method patents that support the structure of exchange-traded commodity trusts. Prior to working within product development, Ms. Melman served with BNY Mellon as Vice President of taxation and fund accounting (September 1992-September 2000). Ms. Melman has also worked at PwC as a tax consultant (September 1989-September 1992) within the firm’s financial services practice.

Ms. Melman earned her Bachelor of Science degree from Rutgers University and received her Master of Business Administration in Accounting from the Rutgers Graduate School of Management. She is a Certified Public Accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 5, 2018	SPDR® GOLD TRUST
(Registrant)*
	By:	World Gold Trust Services, LLC
as the Sponsor of the Registrant
	By:	/s/ Joseph R. Cavatoni
Name: Joseph R. Cavatoni Title: Principal Executive Officer

*	As the Registrant is a trust, this report is being filed on behalf of the Registrant by World Gold Trust Services, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of World Gold Trust Services, LLC.